Debt	12 Months Ended
Dec. 31, 2012
Debt
(8)	Debt

In the fourth quarter of 2012, the Company entered into a Credit Agreement, or Revolver, with Union Bank, N.A., or UB to amend and restate the Company’s existing credit facility and increase the aggregate principal amount that could be borrowed to $75.0 million from $50.0 million. As of December 31, 2012, the Company had $44.6 million outstanding under the Revolver with UB. UB had issued a letter of credit for $5.4 million in the first quarter of 2012 related to a contingent payment for the TC acquisition. In the third quarter of 2012, the Company used its existing cash to pay the $5.4 million and the letter of credit was allowed to expire. As collateral for the Revolver, the Company granted UB a security interest in all of the Company’s assets. All of the Company’s material existing and future subsidiaries are required to guaranty the Company’s obligations under the Revolver. Such guarantees by existing and future material subsidiaries are and will be secured by substantially all of the property of such material subsidiaries.

Under the amended terms of the Revolver, each new loan under the credit facility bears interest at a fluctuating rate per annum equal to a base rate determined in accordance with the credit agreement, plus 0.25%, or, at the Company’s option, an interest rate equal to the LIBOR rate determined in accordance with the credit agreement, plus 2.50%. The interest rate applicable to loans outstanding at December 31, 2012 ranged from 2.81% to 3.23%. Principal, together with all accrued and unpaid interest, is due and payable on December 31, 2015.

The Revolver contains customary affirmative and negative covenants and also has financial covenants relating to a liquidity ratio, a ratio of indebtedness to EBITDA, a debt service coverage ratio and a minimum consolidated net worth covenant. The Company is obligated to pay customary commitment fees and letter of credit fees for a facility of this size and type.

The Revolver contains customary events of default, including, among others, payment defaults, covenant defaults, inaccuracy of representations and warranties, cross-defaults to other material indebtedness, judgment defaults, a change of control default and bankruptcy and insolvency defaults. Under certain circumstances, a default interest rate will apply on all obligations during the existence of an event of default under the loan agreement at a per annum rate of interest equal to 2.00% above the applicable interest rate. Upon an event of default, the lenders may declare the outstanding obligations payable by the Company to be immediately due and payable and exercise other rights and remedies provided for under the credit facility.